UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2019

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois		60532
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 28, 2019, SunCoke Energy, Inc., a Delaware corporation (the “Company”), completed the previously announced merger of SunCoke Energy Partners, L.P., a Delaware limited partnership (“SXCP”), and SC Energy Acquisition LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated February 4, 2019, by and among the Company, Merger Sub, SXCP and SunCoke Energy Partners GP LLC, a Delaware limited liability company that is SXCP’s general partner, whereby Merger Sub merged with and into SXCP, and SXCP continued as the surviving entity (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger, each outstanding common unit, representing limited partner interests in SXCP, held by a unitholder other than the Company, and/or entities partially or wholly owned and directly or indirectly controlled by the Company, including Merger Sub, Sun Coal & Coke LLC and SXCP (the “SXCP Public Units”), was converted into the right to receive (x) 1.40 shares of validly issued, fully paid and non-assessable common stock of the Company, par value $1.00 per share (the “Parent Common Stock”) and (y) a fraction of a share of Parent Common Stock equal to the product of (aa) the number of days beginning with the first day of the most recent full calendar quarter with respect to which an SXCP unitholder distribution record date has not occurred (or, if there is no such full calendar quarter, then beginning with the first day of the partial calendar quarter in which the Closing (as defined in the Merger Agreement) occurs), and ending on the day immediately prior to the Closing, multiplied by (bb) a daily distribution rate that is equal to the quotient of the most recent regular quarterly cash distribution paid by SXCP divided by 90, such product divided by $10.91 ((x) and (y) collectively, the “Merger Consideration”). Upon being converted into the right to receive the Merger Consideration, all SXCP Public Units were canceled.

The above description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2019, and the terms of which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 28, 2019, the Company and SXCP issued a joint press release announcing the consummation of the Merger. A copy of the joint press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report being furnished pursuant to Items 7.01 and 9.01 of Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of February 4, 2019, by and among SunCoke Energy, Inc., SC Energy Acquisition LLC, SunCoke Energy Partners, L.P., and SunCoke Energy Partners GP LLC (incorporated by reference to Exhibit 2.1 to SunCoke Energy, Inc.’s Current Report on Form 8-K filed on February 5, 2019 (File No. 001-35243)).

10.1	Support Agreement, dated as of February 4, 2019, by and between SunCoke Energy Partners, L.P. and Sun Coal & Coke LLC (incorporated by reference to Exhibit 10.1 to SunCoke Energy, Inc.’s Current Report on Form 8-K filed on February 5, 2019 (File No. 001-35243)).

99.1	Press Release, dated June 28, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Fay West
Fay West
Senior Vice President and Chief Financial Officer

DATED: June 28, 2019